SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2003

Innovative Solutions and Support, Inc.

(Exact name of issuer as specified in charter)

PENNSYLVANIA	0-31157	23-2507402
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices)

(610) 646-9800

(Registrant’s telephone number, including area code)

Item 7—Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c) Exhibits

99.1	Press Release dated November 18, 2003 announcing financial results for the fourth quarter and fiscal year ended September 30, 2003.

Item 12. Results of Operations and Financial Condition.

On November 18, 2003, Innovative Solutions and Support, Inc. issued a press release announcing its financial results for its fourth quarter and fiscal year ended September 30, 2003. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: November 18, 2003	By:	/S/ JAMES J. REILLY
James J. Reilly
Chief Financial Officer

Exhibit Index

99.1	Press Release dated November 18, 2003 announcing financial results for the fourth quarter and fiscal year ended September 30, 2003.